TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND                  SUMMARY PROSPECTUS
CLASS A TICKER: THBCX  CLASS C TICKER: THBFX                  JANUARY 28, 2011

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2011 as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Healthcare and Biotechnology Fund seeks long-term capital appreciation.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                          Class A       Class C
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Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering price)           5.75%        None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)              None         1.00%
Wire Redemption Fee                                       Up to $15    Up to $15

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
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Management Fees                                           1.00%        1.00%
Distribution and/or Service (12b-1) Fees                  0.25%        1.00%
Other Expenses                                            0.88%        1.22%
Total Annual Fund Operating Expenses                      2.13%        3.22%
Fee Waiver and/or Expense Reimbursement(1)                0.58%        0.92%
Total Annual Fund Operating Expenses
  After Fee Waiver and/or Expense Reimbursement           1.55%        2.30%
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(1)   Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.55% and 2.30% for Class A shares and Class C shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  Assuming No
                        Assuming Redemption at End of Period      Redemption
                             Class A            Class C            Class C
1 Year                        $  724             $  336             $  233
3 Years                       $1,151             $  906             $  906
5 Years                       $1,603             $1,604             $1,604
10 Years                      $2,852             $3,459             $3,459
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PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 180% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Healthcare and Biotechnology Fund invests, under normal market conditions, at least 80% of its assets in common stocks of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund concentrates its investments in the healthcare and biotechnology industries. Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of healthcare facilities, and the companies that support the production, manufacturing, sale and/or distribution of medicines, medical supplies, medical services and other healthcare-related products and services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. To determine whether a potential investment is doing business in the healthcare or biotechnology sectors, the sub-advisor, Turner Investment Partners, Inc. ("TIP"), generally considers whether (i) the company earns at least 50% of its gross income from the healthcare or biotechnology sectors; (ii) at least 50% of its assets are devoted to producing revenues from the healthcare or biotechnology sectors; or (iii) the company is listed within the Healthcare Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

TIP pursues a bottom-up approach that emphasizes fundamental research analysis to find growth companies that it believes have superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it detects a deterioration in the company's earnings potential or when other opportunities appear more attractive.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Since the Fund's investments are concentrated in the healthcare and biotechnology industries, they are subject to the risk that these industries will underperform the broader market, as well as the risk that issuers in these industries will be impacted by market conditions, legislative or regulatory changes, or competition. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing. Furthermore, the types of products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company's market value and/or share price. The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

The Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.

Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing, and who seek exposure to the healthcare and biotechnology industries. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and since inception compare with the S&P 500 Healthcare Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

                                  [BAR CHART]

                                  2002   -19.98%
                                  2003    38.09%
                                  2004    12.52%
                                  2005    12.75%
                                  2006     0.21%
                                  2007    25.51%
                                  2008   -30.44%
                                  2009    11.05%
                                  2010     7.24%

Best Quarter:                                           Worst Quarter:
2nd Quarter 2003 +12.52%                                4th Quarter 2008 -20.26%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns. The Class C inception date is November 20, 2006. The Class C shares performance was calculated using the historical performance of the Class A shares for the period from February 28, 2001 to November 20, 2006. Performance for this period has been restated to reflect the impact of Class C shares fees and expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                                      Since Inception
                                                               1 year      5 years       (2-28-01)
HEALTHCARE AND BIOTECHNOLOGY FUND
-----------------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                             1.04%       -0.36%        5.35%
Return After Taxes on Distributions                             1.01%       -0.91%        4.91%
Return After Taxes on Distributions and
  Sale of Fund Shares                                           0.72%       -0.38%        4.59%
CLASS C RETURN                                                  6.43%        0.08%        0.20%
S&P 500 HEALTHCARE INDEX                                        2.90%        1.84%       -1.05%
(reflects no deductions for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR                              INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                       Turner Investment Partners, Inc.

PORTFOLIO MANAGER(S)

Heather F. McMeekin
Portfolio Manager/Global Security Analyst
Managing the Fund since 2001

Frank L. Sustersic, CFA
Senior Portfolio Manager/Global Security Analyst
Managing the Fund since 2001

Vijay Shankaran, MD, PhD
Portfolio Manager/Global Security Analyst
Managing the Fund since 2007

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
                                                        Initial       Additional
                                                       Investment     Investment
--------------------------------------------------------------------------------
Regular Account                                         $  2,500       $     50
Retirement Account or Custodial Account under
  the Uniform Gifts/Transfers to Minors Act             $  1,000       $     50
Investments through the Automatic Investment Plan       $    100       $     50
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You may buy and sell shares in the Fund on a day when the New York Stock
Exchange is open for trading. You may purchase and sell shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.